EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13a/15d OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul J. Wyckoff certify that:

1.	I have reviewed this report on Form 10-K/A of Cemtrex, Inc., for the fiscal year ended September 30, 2025;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: January 16, 2026	/s/ Paul J Wyckoff
Paul J. Wyckoff,
Chief Financial Officer
(Principal Financial and Accounting Officer)